EXHIBIT 10.3

                   OFFER TO CONVERT 10-1/2% SUBORDINATED DEBENTURES
                                       DUE
                                DECEMBER 31, 1997

               Pursuant to the Exchange Offer dated December ____, 1996
                                       by

                          FORTUNE PETROLEUM CORPORATION
                             A Delaware Corporation

                     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
                   HOUSTON, TEXAS TIME, ON JANUARY____, 1997,
                          UNLESS THE OFFER IS EXTENDED

TO OUR CLIENTS:

   Enclosed for your consideration is a Prospectus dated December___, 1996, and the related Letter of Transmittal (which together constitute the "Exchange Offer"). These items relate to the Exchange Offer by Fortune Petroleum Corporation, a Delaware corporation (the "Company"), to convert the 10-1/2% Convertible Subordinated Debentures due December 31, 1997 (the "Debentures") issued by the Company, upon the terms and conditions herein and therein set forth, into Common Stock, $.01 par value per share ("Common Stock") and Common Stock Purchase Warrants ("Exchange Warrants"),

   We are the holder of record of the Debentures held by us for your account. A tender of such Debentures can be made only by us, as the holder of record, and pursuant to your instructions. The enclosed Letter of Transmittal is furnished for your information only and cannot be used to tender Debentures held by us for your account.

   We request instructions as to whether you wish to have us tender any or all of the Debentures held by us for your account, upon the terms and conditions set forth in the Exchange offer.

   Your attention is invited to the following:

   (1) The Exchange Offer is being made for all of the outstanding Debentures.

   (2) The Exchange offer will expire at 5:00 p.m., Houston, Texas time, on January ____, 1997, unless extended by the Company.

   (3) The Exchange Offer is conditioned upon various matters. The Company reserves the right (but shall not be obligated) to waive or change any condition to the Exchange Offer.

   (4) Any transfer taxes applicable to the sale of the debentures will be paid by the Company.

Page Two (2)
Offer to Convert Subordinated Debentures of Fortune Petroleum Corporation

   If you wish to have us tender any or all of your Debentures, please so instruct us by completing, executing and returning the attached instruction form to us. If you authorize tender of your Debentures, ALL SUCH DEBENTURES WILL BE TENDERED unless otherwise specified on the instruction form. Your instruction form should be forwarded in ample time to permit us to submit a tender, on your behalf, prior to the expiration of the Exchange Offer.

   The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of the debentures in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

                          Instructions with Respect to

                    OFFER TO CONVERT 10-1/2% SUBORDINATED DEBENTURES
                              DUE DECEMBER 31, 1997

               Pursuant to the Exchange Offer dated December_______, 1996 by

                          FORTUNE PETROLEUM CORPORATION
                             A Delaware Corporation

   The undersigned acknowledge(s) receipt of your letter, the Prospectus dated December___, 1996 of Fortune Petroleum Corporation, a Delaware corporation (the "Company"), and the related Letter of Transmittal, in connection with the 10-1/2% Convertible Subordinated Debentures due December 31, 1997.

   This will instruct you to tender the amount of the Debentures indicated below, held by you for the account of the undersigned, on the terms and subject to the conditions in such Exchange Offer.

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          DESCRIPTION OF DEBENTURES TENDERED
  ---------------------------------------------------
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                                                                     Total
                                                      Total        Number of
                                                     Number of     Debentures
                                                    Debentures      Tendered
      Name(s) and Address(es) of     Certificate   Evidenced by    for Exchange
          Debentureholder(s)             Number    Certificate      (Note 1)
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Note 1:  Unless otherwise indicated in this column., it will be assumed that all Debentures represented by certificates being delivered and listed are being tendered hereby to the Company

Debentureholder(s) sign here:

-------------------------------------   ----------------------------------------
(Signature of Debentureholder)          (Signature  of  Joint   Debentureholder,
                                        if any)

-------------------------------------   ----------------------------------------
(Name of Debentureholder - Please Print)(Name of Joint Owner - Please Print)

-------------------------------------   ----------------------------------------
(Social Security No. of Owner)          (Social Security No. of Joint Owner)

Ph. No._____________________________    Ph. No._________________________________

Date:_______________________________    Date:___________________________________